Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Rockefeller Intermediate Tax Exempt National Bond Fund
Rockefeller Intermediate Tax Exempt New York Bond Fund
Each a series of Trust for Professional Managers (the “Trust”)

Supplement dated April 30, 2014 to the
Prospectus dated December 26, 2013, as previously supplemented

Effective June 29, 2014, the Board of Trustees of the Trust, based upon the recommendation of Rockefeller & Co., Inc., (the “Adviser”), the adviser for the Rockefeller Intermediate Tax Exempt National Bond Fund and Rockefeller Intermediate Tax Exempt New York Bond Fund (the “Funds”), each a series of the Trust, has approved a non-material change to each Fund’s principal investment strategy.  The change eliminates each Fund’s requirement to invest 80% of its net assets in intermediate duration municipal bonds and other fixed-income securities.

The first paragraph under the sub-heading entitled “Principal Investment Strategies” beginning on page 13 of the “Summary Section” of the Prospectus is hereby revised as follows:

The Fund seeks to achieve its investment objective by investing under normal market conditions at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds and other fixed-income securities that generate income exempt from regular federal income tax, including the federal alternative minimum tax (“AMT”).  The Fund may invest in all types of municipal bonds, including, but not limited to, general obligation bonds and industrial development bonds.  The Fund may also invest in asset-backed and mortgage-backed securities, other investment companies, ETFs and the obligations of other issuers that pay interest that is exempt from regular federal income taxes.  While the Fund will invest primarily in tax free securities, it is possible that up to 20% of the Fund’s total assets may be invested in securities that generate income that is not exempt from regular federal income tax, including the federal AMT.  The Fund invests primarily in investment grade municipal bonds and other types of fixed-income securities.  Investment grade securities are fixed-income securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor’s Ratings Group (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”) or another nationally recognized statistical rating organization (“NRSRO”), or, if unrated, deemed by the Adviser to be of comparable quality.  While the Fund may invest in securities of any duration, the Adviser anticipates the weighted average duration of the Fund’s portfolio will be more than three years but less than ten years.

The first paragraph under the sub-heading entitled “Principal Investment Strategies” beginning on page 17 of the “Summary Section” of the Prospectus is hereby revised as follows:

The Fund seeks to achieve its investment objective by investing under normal market conditions at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds and other fixed-income securities whose interest is exempt from regular federal, New York State and New York City personal income tax, including the federal AMT.  The Fund may invest in all types of municipal bonds, including, but not limited to, general obligation bonds, industrial development bonds, and other obligations issued by the State of New York, its subdivisions, authorities, instrumentalities and corporations.  The Fund may also invest in asset-backed and mortgage-backed securities, other investment companies, ETFs and obligations of other issuers that pay interest that is exempt from regular federal and New York State and New York City personal income tax.  While the Fund will invest primarily in tax free securities, it is possible that up to 20% of the Fund’s total assets may be invested in securities that generate income that is not exempt from regular federal income tax, New York State and New York City personal income tax, including the federal AMT.  The Fund invests primarily in investment grade fixed-income securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor’s Ratings Group (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”) or another nationally recognized statistical rating organization (“NRSRO”), or deemed by the Adviser to be of comparable quality.  While the Fund may invest in securities of any duration, the Adviser anticipates the weighted average duration of the Fund’s portfolio will be more than three years but less than ten years.  The Fund is non-diversified.

The following paragraphs under the sub-heading entitled “Principal Investment Strategies” beginning on page 25 of the Prospectus are hereby revised to read as follows:

Tax Exempt National Bond Fund.  The Fund seeks to achieve its investment objective by investing under normal market conditions at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds and other fixed-income securities that generate income exempt from regular federal income tax, including the federal AMT.  The Fund may invest in all types of municipal bonds, including, but not limited to, general obligation bonds and industrial development bonds.  The Fund may also invest in asset-backed and mortgage-backed securities, other investment companies, ETFs and the obligations of other issuers that pay interest that is exempt from regular federal income taxes.

Tax Exempt New York Bond Fund.  The Fund seeks to achieve its investment objective by investing under normal market conditions at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds and other fixed-income securities whose interest is exempt from regular federal, New York State and New York City personal income tax, including the federal AMT.  The Fund may invest in all types of municipal bonds, including, but not limited to, general obligation bonds, industrial development bonds, and other obligation issued by the State of New York, its subdivisions, authorities, instrumentalities and corporations.   The Fund may also invest in asset-backed and mortgage-backed securities, other investment companies, ETFs and obligations of other issuers that pay interest that is exempt from regular federal, New York State and New York City personal income tax.

Duration.  Duration is a measure of a fixed-income security’s price sensitivity to changes in interest rates.  Duration takes into account a security’s cash flows over time, including the possibility that a security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date.  In contrast, maturity measures only the time until final payment is due.  The duration of a Fund’s portfolio is expressed in years and measures the portfolio’s change in value for changes in interest rates.  The Adviser anticipates each of the Funds’ portfolios will have a weighted average of more than three years but less than ten years.

Please retain this Supplement with your Prospectus for future reference.